UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 21, 2014

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York		10007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

To the extent required by Item 1.02 of Form 8-K, the disclosures included in Item 2.01 of this Current Report on Form 8-K with respect to the termination of the Alliance Agreement (as defined below) and the Investment Agreement (as defined below) are incorporated by reference into this Item 1.02.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 21, 2014, Verizon Communications Inc. (“Verizon”) completed its acquisition of Vodafone Group Plc’s (“Vodafone”) indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the “Partnership”), in accordance with the stock purchase agreement (the “Stock Purchase Agreement”), dated September 2, 2013, as amended on December 5, 2013, by and among Verizon, Vodafone and Vodafone 4 Limited (such amendment, the “First Amendment”). The Partnership was formed as a joint venture between Verizon and Vodafone in April 2000 by the combination of the U.S. wireless operations and interests of Verizon and Vodafone.

In consideration for Vodafone’s indirect 45% interest in the Partnership, Verizon (i) paid approximately $58.9 billion in cash (the “Cash Consideration”), (ii) issued 1,274,764,121 shares of Verizon’s common stock, par value $0.10 per share, (iii) issued senior unsecured Verizon notes in an aggregate principal amount of $5.0 billion, (iv) sold Verizon’s indirect 23.1% interest in Vodafone Omnitel N.V., valued at $3.5 billion and (v) provided other consideration of approximately $2.5 billion.

This description of the Stock Purchase Agreement and the First Amendment contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement and the First Amendment, which are incorporated by reference as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Verizon used proceeds of capital markets transactions occurring in September 2013 and February 2014, as well as $6.6 billion borrowed on February 21, 2014 under its Term Loan Credit Agreement, dated October 1, 2013, for the payment of the Cash Consideration and related fees and expenses.

In connection with the completion of the acquisition, Verizon and Vodafone have terminated, as of February 21, 2014, the U.S. Wireless Alliance Agreement between Vodafone (successor to Vodafone AirTouch Plc) and Verizon (successor to Bell Atlantic Corporation), dated as of September 21, 1999 (as amended, the “Alliance Agreement”), and the Investment Agreement between Vodafone (successor to Vodafone AirTouch Plc), Verizon (successor to Bell Atlantic Corporation) and the Partnership, dated April 3, 2000 (as amended, the “Investment Agreement”). The Alliance Agreement, including the form of the Investment Agreement, was filed as Exhibit 10 to Verizon’s Quarterly Report on Form 10-Q for the period ended September 30, 1999.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of September 2, 2013, among Verizon Communications Inc., Vodafone Group Plc and Vodafone 4 Limited (incorporated by reference to Exhibit 2.1 to Verizon’s Form 8-K filed on September 3, 2013).

2.2	First Amendment to the Stock Purchase Agreement, dated as of December 5, 2013, among Verizon Communications Inc., Vodafone Group Plc and Vodafone 4 Limited (incorporated by reference to Annex B to the prospectus forming part of Amendment No. 3 to Verizon’s Registration Statement on Form S-4 filed on December 10, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	February 21, 2014	/s/ William L. Horton, Jr.
William L. Horton, Jr. Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of September 2, 2013, among Verizon Communications Inc., Vodafone Group Plc and Vodafone 4 Limited (incorporated by reference to Exhibit 2.1 to Verizon’s Form 8-K filed on September 3, 2013).

2.2	First Amendment to the Stock Purchase Agreement, dated as of December 5, 2013, among Verizon Communications Inc., Vodafone Group Plc and Vodafone 4 Limited (incorporated by reference to Annex B to the prospectus forming part of Amendment No. 3 to Verizon’s Registration Statement on Form S-4 filed on December 10, 2013).